EXHIBIT 99.1

           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                            AS OF SEPTEMBER 12, 2006


As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                  AVERAGE PER DAY
           RATED                               ESTIMATED     ESTIMATED            OPERATING COSTS (NOT         ADDITIONAL
           WATER                               CONTRACT      CONTRACT             INCLUDING TAX) FOR           COMMENTS
RIG NAME   DEPTH   LOCATION     CUSTOMER       END DATE      DAYRATE              THE THREE MONTHS
                                                                                  ENDED JULY 31,
                                                                                  2006/MONTH OF JULY
                                                                                  31, 2006 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD             Australia    BHP BILLITON   FIRM WORK -   8 wells at $158,000   $84,000/95,000         Wells are subject to a
EAGLE                           PETROLEUM PTY  (10 wells)    1 well at $168,000    (Operating costs were  change in sequence and
                                ("BHPB")                     August 2007           1 well at $150,000     high in July 2006 but
                                                                                   are expected to        dayrate is subject to
                                                                                   average between        some change due to
                                                                                   $80,000 and $85,000    currency exchange rate
                                                                                   for the quarter        variance.
                                                                                   ended September 30,
                                                                                   2006.)
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                   Australia    BHPB           OPTIONS -     $168,000              N/A                    Dayrate is subject to some
                                               (3 wells)                                                  change due to currency
                                               November 2007                                              exchange rate variance.
                                               (if all three
                                               option wells
                                               are drilled)

                                      -1-
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                   Australia    ENI Spa AGIP   FIRM WORK -    $360,000             N/A                    We expect the well to take
                                EXPLORATION &  (1 well)                                                   40 to 45 days to complete.
                                PRODUCTION     December 2007
                                DIVISION       (assuming that
                                ("ENI")        all of the above
                                               option wells
                                               are drilled)


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                   Australia    WOODSIDE       FIRM WORK -     $420,000            N/A                    Woodside has an option
                                               (1 year)                                                   (which expires October
                                               December 2008                                              2006) to extend the
                                               (assuming that all of                                      drilling program from one
                                               the above option                                           year to two or three
                                               wells are drilled and                                      years.  If either the two
                                               that Woodside does                                         or three year option
                                               not extend their                                           period is selected, the
                                               program to two or                                          dayrate for the entire
                                               three years)                                               selected period will be
                                                                                                          $405,000.
                                                                                                          If a one year period is
                                                                                                          selected, the dayrate will
                                                                                                          be $420,000.


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                   Australia    N/A            N/A            N/A                     N/A                 The rig could be off
                                                                                                          dayrates for ten to
                                                                                                          fourteen days during the
                                                                                                          first quarter of fiscal
                                                                                                          year 2008 for required
                                                                                                          regulatory inspections and
                                                                                                          maintenance.


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ATWOOD   5,000'   Mauritania/   WOODSIDE       FIRM WORK -   $240,000 (Mauritania)    $60,000/70,000          Operating costs are
HUNTER            Libya                        May 2008      $245,000 (Libya)         (Operating costs were   expected to be $50,000
                                                             (The rig incurred nine   higher than normal      to $55,000 per day
                                                             (9) days of zero rate    for the three months    while working in
                                                             at the end of August     and month ended July    Mauritania/Libya;
                                                             2006 relating to         31, 2006 due to         however, costs could
                                                             unexpected replacement   higher costs incurred   be higher during any
                                                             of equipment, which      during the period       relocation period.
                                                             reduced revenues by      that the rig was
                                                             approximately $2.2       relocated from Egypt
                                                             million).                to Mauritania.)

                                       -2-
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                  Mauritania     N/A           N/A           N/A                      N/A                     The rig is expected
                                                                                                              to be off dayrate for
                                                                                                              ten to fourteen days
                                                                                                              during the first
                                                                                                              quarter of fiscal
                                                                                                              year 2007 for required
                                                                                                              regulatory inspections
                                                                                                              and maintenance.

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                  TBD            WOODSIDE     OPTIONS -      TBD                      N/A
                                              Two (2)
                                              six-month


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ATWOOD In process  Shipyard      SARAWAK      FIRM WORK -    $90,000                 $41,000/39,000         The rig is currently
FALCON of being                  SHELL        November 2006  (for up to 85 days)                            undergoing an estimated
       upgraded to               BERHAD ("SHELL")                                                           $32 million upgrade with
       5,000'                                                                                               Shell paying $24 million
                                                                                                            of the costs.

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                  Malaysia       SHELL        FIRM WORK -    $93,200                  N/A                   The rig should drill two
                                              (2 wells)                                                     wells at $93,200
                                              January 2007                                                  following the upgrade.
                                                                                                            (The $24 million Shell
                                                                                                            reimbursement will be
                                                                                                            amortized as revenues
                                                                                                            over the remaining firm
                                                                                                            contract commitment
                                                                                                            following the upgrade
                                                                                                            (33 months) which will
                                                                                                            increase dayrate
                                                                                                            revenues  by
                                                                                                            approximately $24,000.)

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                  Malaysia       SHELL        FIRM WORK -    $113,000                 N/A
                                              July 10, 2007

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                  Malaysia       SHELL        FIRM WORK -    $160,000/                N/A                   Most of the work during
                                              (2 years)      $200,000 (dayrate                              this period is expected
                                              July 2009      depends on water depth                         to be at the $160,000
                                                             of each well)                                  dayrate level.



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                  Malaysia       SHELL        OPTION -       TBD                      N/A
                                              (1 year)

                                      -3-
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ATWOOD   2,000'   Italy          ENI          FIRM WORK -    $70,000                  $41,000/42,000
SOUTHERN                                      September 2006
CROSS
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                  Mobilization   TOREADOR     FIRM WORK -    $100,000 per              N/A                  Operating costs are
                  to Black Sea - TURKEY       October/       day plus a                                     expected to be around
                  Bulgaria/      LIMITED      November 2006  $300,000 fee                                   $60,000 per day during
                  Turkey         ("TOREADOR")                                                               mobilization and $45,000
                                 AND MELROSE                                                                to $50,000 while working
                                 RESOURCES ("MELROSE")                                                      in the Black Sea.
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                  Turkey         TOREADOR     FIRM WORK -    $125,000                  N/A                  TOREADOR might drill its
                                              (3 wells)                                                     last well after MELROSE
                                              February  2007                                                program is completed. If
                                              (Assumes all three                                            so, the dayrate for the
                                              wells are                                                     last well will be
                                              consecutively                                                 $135,000
                                              drilled.)

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                  Bulgaria       MELROSE      FIRM WORK -    $125,000                  N/A
                                              (3 wells)
                                              May 2007

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                  Bulgaria       MELROSE      OPTIONS -      $125,000                  N/A
                                              (2 wells)
                                              July 2007 (if both
                                              option wells are
                                              drilled)

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                  Turkey         TURKIYE      FIRM WORK -     $290,000                 N/A
                                 PETROLLERIA  (3 wells)
                                 A.O.("TPAO") October 2007
                                              (assuming above
                                              option wells are
                                              drilled)

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                  Turkey         TPAO         OPTIONS -        $320,000                N/A                  If TPAO exercises their
                                              (3 wells)                                                     options, the well
                                              January 2008                                                  sequence for TPAO option
                                              (assuming MELROSE                                             wells and VANCO wells
                                              option wells drilled                                          could change.
                                              and TPAO exercises
                                              options to drill all
                                              three option wells)
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                  Ukraine       VANCO         FIRM  WORK -      $305,000               N/A                  See above
                                INTERNATIONAL (1 well)
                                LTD.          March 2008
                                ("VANCO")     (assuming MELROSE
                                              and TPAO options
                                              are exercised)
                                      -4-
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                  Ukraine       VANCO         OPTIONS -         $325,000               N/A                  See above
                                              (1 well)
                                              April 2008 (assuming
                                              MELROSE, TPAO and
                                              VANCO options are all
                                              exercised)


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CANTILEVER JACK-UPS:

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ATWOOD   400'     Vietnam       HOANG        FIRM WORK -        $110,000              $28,000/30,000
BEACON                          LONG AND     October 2006
                                HOAN VU
                                JOINT OPERATING
                                COMPANIES
                                ("HOANG LONG")
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                  Mobilization  GUJARAT      FIRM WORK -        $110,000              N/A
                  to Singapore  STATE        October 2006
                                PETROLEUM    (Mobilization is
                                CORPORATION  expected to take one
                                LTD ("GSPC") week.)

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                  Singapore     N/A          October 2006       $70,000                N/A                   Loss of hire insurance
                                             (The rig is expected                                            coverage (includes
                                             to be in Singapore                                              dayrate and cost of
                                             about two weeks to                                              tow boat during the
                                             reattach its last leg                                           Singapore period.)
                                             sections.)

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                  Mobilization  GSPC         FIRM WORK -        $110,000               N/A
                  to India                   November 2006
                                             (Mobilization
                                             is expected to
                                             take 17 days.)

                                      -5-
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                  India         GSPC         FIRM WORK -        $113,000               N/A
                                             (13 months)
                                             December 2007

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                 India          GSPC         FIRM WORK -        $133,500               N/A
                                             (12 months)
                                             December 2008

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                 India          GSPC         OPTIONS - (1 year) TBD                    N/A

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VICKSBURG  300'  Malaysia       PETROFAC     FIRM WORK -         $82,000               $29,000/34,000       The rig will batch drill
                                (MALAYSIA -  (7 wells)           (4 wells)                                  the seven wells; which
                                PM304), LTD. October 2006        $87,000                                    could result in the
                                ("PETROFAC")                     (3 wells)                                   $82,000 and $87,000
                                                                                                            dayrate occurring in
                                                                                                            the same month.


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                 Mobilization    CHEVRON     FIRM WORK -         $89,775 (95% of        N/A
                 to Thailand     OVERSEAS    October 2006        operating rate)
                                 PETROLEUM   (Mobilization is
                                 ("CNEVRON") expected to take
                                             three days.)

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                 Thailand        CHEVRON     FIRM WORK -        $94,500                N/A
                                             (8 months)
                                             June 2007


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                 Thailand        CHEVRON     FIRM WORK -        $154,000               N/A
                                             (2 years)
                                             June 2009


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                 Thailand        N/A         N/A                N/A                    N/A                     The rig could be off
                                                                                                               dayrate for ten to
                                                                                                               fourteen days during
                                                                                                               the first quarter
                                                                                                               of fiscal year 2008
                                                                                                               for required
                                                                                                               regulatory
                                                                                                               inspections and
                                                                                                               maintenance.

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                                      -6-
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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK   1,800'  Equatorial    AMERADA HESS    FIRM WORK -     $51,322 (75% of        $4,000/5,000 (Average   The rig's operating
                  Guinea        EQUATORIAL      September 2006  operating rate)        operating costs for     costs in Equatorial
                                GUINEA INC.     (Rig-up is expected                    the three months and    Guinea are expected
                                ("HESS")        to be completed at                     month ended July 31,    to be $45,000 to
                                                the end of September.)                 2006 are low due to     $50,000 per day;
                                                                                       rig's upgrade and       however, costs could
                                                                                       relocation to           be higher during the
                                                                                       Equatorial Guinea.)     inital start-up
                                                                                                               period. Fees received
                                                                                                               during the
                                                                                                               mobilization period
                                                                                                               are expected to cover
                                                                                                               mobilization costs.
                                                                                                               (The $5.5 million of
                                                                                                               fees received during
                                                                                                               and prior to the
                                                                                                               mobilization period
                                                                                                               along with all
                                                                                                               mobilization costs
                                                                                                               will be amortized
                                                                                                               over the firm two
                                                                                                               year period of the
                                                                                                               contract; which is
                                                                                                               expected to increase
                                                                                                               per day revenues and
                                                                                                               costs by
                                                                                                               approximately
                                                                                                               $7,500.)

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                 Equatorial       HESS           FIRM WORK -      $68,430             N/A                      Contract provides for
                 Guinea                          (2 years)                                                     dayrate increases
                                                 September 2008                                                based upon certain
                                                                                                               cost escalations
                                                                                                               beginning with the
                                                                                                               second year of the
                                                                                                               contract.
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-                Equatorial       HESS           OPTIONS -        $68,430            N/A                       Dayrate subject to
                 Guinea                          (2 years)                                                     increase due to
                                                 September 2010                                                contract cost
                                                 (if all four                                                  escalations.
                                                 six-month options are
                                                 exercised)

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SUBMERSIBLE:

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RICHMOND  70'    US Gulf of      HELIS OIL       FIRM WORK -      $80,000            $28,000/29,000
                 Mexico          & GAS ("HELIS") (6 wells remaining
                                                 including the current
                                                 well) July  2007
                                      -7-
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                US Gulf of       HELIS           OPTIONS -        TBD                N/A
                Mexico                           October/November 2007
                                                 (one option for four
                                                 additional wells)

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                US Gulf of       N/A              N/A             N/A                N/A                     The rig could be off
                Mexico                                                                                       dayrate for ten to
                                                                                                             fourteen days during
                                                                                                             the first quarter of
                                                                                                             fiscal year 2008 for
                                                                                                             required regulatory
                                                                                                             inspections and
                                                                                                             maintenance.
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MANAGEMENT CONTRACT

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NORTH   N/A     Australia       WOODSIDE         FIRM WORK -     Daily margin of $5,000                      The management contract
RANKIN                                           November 2006   to $7,000                                   could terminate upon
'A'                                                                                                          completion of the
                                                                                                             current drilling
                                                                                                             program for the NORTH
                                                                                                             RANKIN 'A' platform.
                                                                                                             This work is expected
                                                                                                             to be completed in
                                                                                                             November 2006.
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NOTE - EXPECTED TAX RATE

         1) An effective tax rate of 12% to 14% is expected for the fourth quarter of fiscal year 2006, with an effective tax rate of 4% to 6% expected for fiscal year 2006. The effective tax rate for fiscal year 2007 is expected to be 20% to 25%. Virtually all of the Company's tax provision for fiscal year 2006 and expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

                  PER DAY FOR THREE MONTHS ENDED JULY 2006    $18,000